UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

_________________

Date of Report (Date of earliest event reported): August 7, 2014

CIRQUE ENERGY, INC.

(Exact Name of Registrant as Specified in Charter)

Florida	000-52438	65-0855736
(State of incorporation)	(Commission File Number)	(IRS Employer
Identification No.)
645 Griswold, Suite 3274
Detroit, Michigan		48226
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 888-963-2622

Copies to:

Sichenzia Ross Friedman Ference LLP

61 Broadway, 32nd Floor

New York, NY 10006

Attn.: Marc Ross, Esq.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01	CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

On August 7, 2014, Silberstein Ungar, PLLC (the “Former Accountant”) notified Cirque Energy, Inc. (the “Company”) that its client base has been acquired by KLJ & Associates, LLP (the “New Accountant”). As a result of the transaction, the Former Accountant effectively resigned as the Company’s independent registered public accounting firm and the New Accountant, as the successor following the transaction, became the Company’s independent registered public accounting firm. The engagement of the New Accountant was approved by the Company’s Board of Directors on August 7, 2014.

On January 28, 2014, the Former Accountant was engaged as the Company’s independent registered public accounting firm. As a result, the Former Accountant has not issued an audit report on the financial statements of the Company for either of the fiscal years ended December 31, 2013 or 2012.

At no time subsequent to the engagement of the Former Accountant were there any “disagreements” (as such term is defined in Item 304 of Regulation S-K) with the Former Accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to the satisfaction of the Former Accountant would have caused it to make reference thereto in its reports on the financial statements for such periods.

Prior to retaining the New Accountant, the Company did not consult with the New Accountant regarding either: (i) the application of accounting principles to a specified transaction, either contemplated or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements; or (ii) any matter that was the subject of a “disagreement” or a “reportable event” (as those terms are defined in Item 304 of Regulation S-K).

On August 7, 2014, the Company provided the Former Accountant with its disclosures in the Current Report on Form 8-K disclosing the dismissal of the Former Accountant and requested in writing that the Former Accountant furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with such disclosures. The Former Accountant’s response is filed as an exhibit to this Current Report on Form 8-K.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

The following exhibits are furnished herewith:

Exhibit No.	Description

16.1	Letter, dated August 7, 2014, from Silberstein Ungar, PLLC to the Securities and Exchange Commission, regarding the change in the independent registered public accounting firm of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CIRQUE ENERGY, INC.

Date: August 12, 2014	By:	/s/ David Morgan
David Morgan
Chief Financial Officer